           MetaMarkets.com Funds

Prospectus

November 22, 2000

•    OpenFund

Advised by MetaMarkets Investments LLC

The Securities and Exchange Commission has not approved or disapproved these Fund shares or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

Table of Contents

Description of the Fund - Objectives, Risk/Return and Expenses

Financial Highlights

Additional Information on Investment Strategies and Risks

Fund Management

Shareholder Information

Back Cover

DESCRIPTION OF THE FUND

OBJECTIVES, RISK/RETURN AND EXPENSES

Investment Objective	The Fund seeks to provide investors with capital growth.

Principal Investment Strategies	The Fund invests principally in the common stocks of companies that the investment adviser believes are innovative growth companies at the leading edge of technological, social and economic change. These are companies which define the "New Economy." They demonstrate the ability to innovate, continuously learn and productively change. Through innovative use of technology or the imaginative use of organizational techniques or marketing methods, they are redefining the way goods and services are provided in the economy. These are companies that make us more efficient at work, and change the way we relax and play.

The Fund will engage in frequent portfolio trading in an attempt to take advantage of short-term trends in valuation and momentum.

To implement the Fund's strategy, the adviser will select from those companies based in the U.S. or, to a limited extent, in foreign countries that are expected to provide or benefit from advances and improvements in technology, consumer services or business practices. These companies may include those that develop, produce or distribute products or services in the Internet, electronics, communications, healthcare, biotechnology, and computer software and hardware sectors, as well as the consumer marketing, media, entertainment and financial services sectors. The Fund's investments may range from small companies developing new technologies or practicing innovative methods to provide consumer services (including those with market capitalizations below $500 million) to large blue chip companies with established track records of developing and marketing these advances. The Fund also may invest in the preferred stocks and convertible securities (including those rated below investment grade, so-called junk bonds) of these companies and engage in short selling and, from time to time, leverage, futures and options transactions.

Principal Investment Risks	Market risk. Stocks fluctuate in price, often based on factors unrelated to the issuers' value. The value of your investment in the Fund will fluctuate in response to movements in the stock market and the activities of individual portfolio companies. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Fund's holdings or an overall decline in the stock market.

Small capitalization and technology sector risks. The Fund will invest in small capitalization companies and companies in the technology sector, which carry additional risks. These companies typically have less predictable earnings than other companies. In addition, small-cap stocks trade less frequently and in more limited volume than those of larger, more established companies. As a result, technology and small-cap stocks may fluctuate significantly more in value than other stocks. Thus, the Fund's share price should be expected to fluctuate significantly more than the share prices of many other types of mutual funds.

Risks of portfolio turnover. The Fund will engage in short-term trading, which could increase the Fund's transaction costs and taxable distributions, and lower the Fund's after-tax performance accordingly.

Risks of investing in a limited number of issuers and industries. The Fund is non-diversified and may invest a greater percentage of its assets in a particular company compared with other funds. In addition, from time to time, the companies in which the Fund invests at any given time may represent a limited number of industries. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single company or industry.

Risks of investing in lower-rated securities. The Fund may invest in lower-rated convertible securities which have speculative characteristics and higher credit risk. With this type of investment, a greater likelihood exists that adverse economic changes can result in a decrease in value of the security and the company's weakened capacity to make interest and principal payments on a timely basis.

Risks of investing in foreign securities. Foreign securities involve special risks, such as exposure to currency exchange rate fluctuations, and tend to be more volatile than U.S. securities.

Risks of using certain investment techniques. The Fund may not always be able to close out an established short position at any particular time or at an acceptable price.

The Fund can buy securities with borrowed money (a form of leverage), which could have the effect of magnifying the Fund's gains or losses.

Successful use of options and futures is subject to the adviser's ability to predict correctly movements in the direction of the market. A relatively small investment could have a large impact on the Fund's performance.

Performance Bar Chart and Table

The Fund has not completed a full calendar year of operations and, thus, no performance returns are presented in this part of this prospectus. Annual performance returns provide some indication of the risks of investing in the Fund by showing changes in performance from year to year. Comparison of Fund performance to an appropriate index indicates how the Fund's average annual returns compare with those of a broad measure of market performance.

Fees and Expenses

If you purchase and hold shares of OpenFund, you will pay certain fees and expenses, which are described in the tables. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

Annual Fund Operating Expenses (fees
paid from Fund assets)

Management Fee                                          1.00%
Distribution (12b-1) Fee
                                                                           .25%
Other Expenses[1]                                           1.80%
Total Annual Fund
Operating Expenses[1]                                      3.05%
Less Waivers and                                          (1.60)%
Expense Reimbursements[1]
Net Operating Expenses[1]                            1.45%

[1]	Expense information (other than the Management Fee and the Distribution (12b-1) Fee) has been restated from the actual numbers for the fiscal period ended July 31, 2000 to reflect current expenses. The investment adviser contractually agreed to waive its fees and pay all Fund expenses through February 28, 2000 and to reimburse the Fund to the extent Other Expenses exceeded .20% of the Fund's average daily net assets for the fiscal period ended July 31, 2000. As a result, Net Operating Expenses were 1.04% for the fiscal period ended July 31, 2000. For the fiscal year ending July 31, 2001, the investment adviser has contractually agreed to continue to reimburse the Fund to the extent Other Expenses exceed .20% of the Fund's average daily net assets.
Expense Example

Use the example at the right to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the amount of fees and expenses you would pay, assuming the following:	1 Year $148	3 Years $792	5 Years $1,461	10 Years $3,252

•	$10,000 investment
•	5% annual return
•	no changes in the Fund's operating expenses
•	reinvestment of all dividends and distributions
•	redemption at the end of each time period shown
Your actual costs may be higher or lower. The 1 year figure in the example is based on net operating expenses, and the 3, 5 and 10 years figures in the example are based on net operating expenses for the first year and total annual fund operating expenses thereafter, which does not reflect the reimbursement of a portion of Fund operating expenses described above.

FINANCIAL HIGHLIGHTS

          The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). These figures have been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

FINANCIAL HIGHLIGHTS
For the eleven months ended July 31, 2000(a)

Net Asset Value, Beginning of Period                                             $12.50

Income From Investment Operations
     Net investment income                                                        (0.09)(e)
     Net realized and unrealized gains from investments                            9.13 (e)
                                                                                --------
Total From Investment Operations                                                   9.04

Less Distributions
     Dividends (from net investment income)                                       (0.02)
     Distributions (from capital gains)                                           (0.10)
                                                                                --------

Total Distributions                                                               (0.12)

Net Asset Value, End of Period                                                   $21.42

Total Return                                                                      72.18%(b)

Ratios/Supplemental Data:
Ratio of expenses (including dividend expenses) to average net assets (d)          1.04% (c)
Ratio of expenses (excluding dividend expenses) to average net assets (d)          1.02% (c)
Ratio of net investment loss to average net assets                                (0.79%)(c)
Ratio of expenses (including dividend expenses) to average net assets *            2.97% (c)

Portfolio turnover rate                                                           2,318%(b)

Net Assets, End of Period (000)                                                 $31,503
*	During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratio would have been as indicated.

(a)	Period from August 31, 1999 (commencement of operations) to July 31, 2000.

(b)	Not annualized.

(c)	Annualized.

(d)	The investment adviser contractually agreed to reimburse the Fund to the extent certain operating expenses exceeded 0.20% of the Fund's average daily assets for the period ended July 31, 2000, limiting overall expenses of the Fund to a maximum of 1.45% of the Fund's average daily net assets.

(e)	The amount shown for a share outstanding throughout the period does not accord with the earned income or the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of Fund shares in relation to fluctuating market values during the period.

ADDITIONAL INFORMATION ON INVESTMENT STRATEGIES AND RISKS

PRINCIPAL STRATEGIES

The Fund invests in securities of companies which, in the opinion of the Fund's investment adviser, are innovative growth companies at the leading edge of technological, social and economic change. These are companies which define the "New Economy."

Much is being written about the New Economy. Visit the Web site at http://www.MetaMarkets.com if you want to find out where you can read more about it.

While the Fund typically invests principally in common stocks, it also may invest in convertible securities and preferred stocks and other equity securities having the characteristics of common stocks (generally, in each case up to 10% of the Fund's assets). Convertible securities are exchangeable for another form of the issuer's securities, and generally are subordinated to other similar but non-convertible securities of the same issuer and, thus, typically have lower credit ratings than similar non-convertible securities. The Fund may invest up to 10% of its assets in convertible securities rated below investment grade (Baa/BBB) and as low as the lowest rating assigned by the rating agencies (C/D) or the unrated equivalent as determined by the adviser. Preferred stock has preference over common stock in the payment of dividends and the liquidation of assets, but ordinarily does not carry voting rights.

Although the Fund will invest principally in securities of U.S. issuers, it may invest up to 20% of its total assets in the equity securities of foreign issuers, including common stocks, preferred stocks, convertible securities and depositary receipts, such as ADRs.

The Fund may sell short securities of companies that the investment adviser believes will underperform amidst the challenges of the New Economy. In addition, the Fund may engage in short-selling for hedging purposes, such as to limit exposure to a possible market decline in the value of its portfolio securities. Generally, the Fund would sell a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. No securities will be sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

The Fund may invest some assets in options and futures contracts. These instruments are used primarily to hedge the Fund's portfolio but may be used to increase returns; however, they sometimes may reduce returns or increase volatility. The Fund may not invest in such contracts and options for purposes other than hedging if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options.

The Fund may borrow money from banks, brokers or dealers for investment purposes. Borrowing for investment purposes is known as "leverage." To the extent the Fund uses leverage, it would limit such leverage to 25% of its total assets.

The Fund, from time to time, may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions and invest some or all of its assets in money market instruments. During these periods, the Fund may not achieve its investment objective.

PRINCIPAL RISKS

Market and management risk. The Fund is actively managed and, thus, is subject to the risk that its portfolio management practices might not achieve its goals.

Over time, growth companies are expected to increase their earnings at an above-average rate. If these expectations are not met, their stock prices can fall drastically--even if earnings show an absolute increase.

The Fund may purchase securities of companies which have no earnings or have experienced losses. The Fund generally will make these investments based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perceptions about the company change, the company's stock price may decline sharply and its securities may become less liquid. The Fund may also purchase securities of companies in initial public offerings or shortly thereafter. The prices of these companies' securities may be very volatile.

Foreign securities risk. Securities of foreign issuers (including ADRs) fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Foreign securities tend to be more volatile than U.S. securities because they include special risks, such as exposure to currency fluctuations, a lack of comprehensive company information, political instability, and differing auditing and legal standards.

Lower rated securities risk. Higher yielding (and, therefore, higher risk) convertible securities, such as those rated below investment grade, may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than lower yielding, higher rated convertible securities. The retail secondary market for these securities may be less liquid than that of higher rated securities; adverse conditions could make it difficult at times for the Fund to sell these securities or could result in lower prices than those used in calculating the Fund's net asset value.

Risk of using certain investment techniques. With respect to short sales, the price at the time the Fund replaces the security borrowed may be more (and the Fund would lose money) or less (and the Fund would make money) than the price at which the security was sold by the Fund. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale.

The risks related to the use of options and futures contracts include: (i) when used for hedging purposes, the correlation between movements in the market price of the Fund's investments (held or intended for purchase) and in the price of the futures contract or option may be imperfect; (ii) possible lack of a liquid secondary market closing out options or futures positions; and (iii) losses due to unanticipated market movements.

Leveraging is a sophisticated investment technique that amplifies the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by any appreciation of the securities purchased.

OTHER RISKS

Internet and other interactive fund risks. Since the Fund is designed specifically for on-line investors, an interruption in transmissions over the Internet generally or a problem in the transmission of the MetaMarkets.com Web site in particular could result in a delay or interruption in your ability to access the MetaMarkets.com Web site, place purchase or sale orders with the Fund or otherwise interact with the Fund.

Since the Fund's investment adviser intends to post updates of the Fund's holdings in real time, to the extent practicable, there is a risk that investors may use such information to the detriment of the Fund. The Fund's Board has considered this and determined that the investment adviser's use of the Web site is nonetheless in the best interests of the Fund and its shareholders. The Board will monitor the use of the Web site to determine that it continues to be in the best interests of the Fund and its shareholders.

FUND MANAGEMENT

Investment Adviser

MetaMarkets Investments LLC, located at 444 DeHaro Street, Suite 220, San Francisco, California 94107, serves as the Fund's investment adviser. The investment adviser was formed in August 1999 and is the investment adviser to MetaMarkets IPO & New Era Fund. Donald L. Luskin, the investment adviser's President and Chief Executive Officer, was formerly the Chief Executive Officer of Barclays Global Mutual Funds and the Vice Chairman of Barclays Global Investors, one of the world's largest investment management organizations. The investment adviser is responsible for making investment decisions for the Fund, placing purchase and sale orders and providing research, statistical analysis and continuous supervision of the Fund's investment portfolio. Investment decisions for the Fund are made by a team of the investment adviser's portfolio managers; the team collaborates in making portfolio recommendations and no individual is primarily responsible for making recommendations to the team. Set forth below is the investment advisory fee rate payable to the investment adviser by the Fund:

        Average Daily Net                                   Annual Rate of
        Assets of the Fund                                  Advisory Fee

        on the first $250 million                              1.00%
        on the next $500 million                                .75%
        on assets in excess of $750 million                     .50%

The Fund's investment adviser operates the Fund as an interactive mutual fund integrating real time investor participation with the investment process. The Fund posts on its Web site updates of its holdings in real time, to the extent practicable. In addition, part of the investment adviser's Web site supports communication technologies such as discussion boards, chat rooms, webcams, and on-line polls through which Fund shareholders and others may interact with the Fund's portfolio managers, celebrated business and technology Think Tank visionaries, and each other to share ideas about the Fund, stocks, market conditions and other related topics.

The Fund and the Fund's investment adviser each have adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the Fund. The investment adviser's code of ethics restricts the personal securities transactions of its employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures. Its primary purpose is to ensure that personal trading by its employees does not disadvantage any fund advised by the investment adviser.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The Fund's per share net asset value (NAV) is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares.

The Fund's NAV is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time, on days the Exchange is open, except Columbus Day and Veterans' Day. The New York Stock Exchange is closed on weekends, national holidays and Good Friday. On days that the New York Stock Exchange closes early, the Fund's shares will be priced at the time the Exchange closes. Foreign securities held by the Fund may trade on days when the Fund does not calculate its NAV and thus affect the Fund's NAV on days when investors will not be able to purchase or redeem Fund shares.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after the Fund receives your completed order form. A purchase is complete when the Fund receives your wire, check or other form of payment.

The Fund's investments are valued each business day generally by using available market quotations or, if market quotations are not available, at fair value determined by the Fund's Board or in accordance with procedures approved by the Board. For further information regarding the methods employed in valuing the Fund's investments, see the Statement of Additional Information (SAI).

DISTRIBUTION PLAN

The Fund's 12b-1 fees compensate the Fund's distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund's shares. Because 12b-1 fees are paid from Fund assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY AND SELL SHARES

General

The Fund is designed specifically for on-line investors. You can buy Fund shares directly from the Fund or through selected on-line brokers. You can access the Fund at the MetaMarkets.com Web site on the Internet. By clicking one of the Fund order icons, you can quickly and easily place a purchase or sale order for shares. You will be prompted to enter your trading password whenever you perform a transaction so that the Fund can be sure each purchase or sale is secure. For your own protection, only you or your co-account holder(s) should place orders through your Fund account. When you purchase shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically, (2) provide your e-mail address and (3) affirm that you have read the Prospectus. The Fund's current Prospectus will be readily available for viewing and printing on the Web site.

To become a Fund shareholder, you will need to open an account and consent to receive all shareholder information about the Fund electronically. The Fund may deliver paper-based shareholder information in certain circumstances at no extra cost to the investor. If you call or e-mail the Fund to request paper-based shareholder information, or if you revoke your consent to receive all shareholder information electronically, the Fund will deliver such information to you and you may be charged a transaction fee of up to $12 to cover the costs of printing, shipping and handling (a fee will not be charged for delivery of confirmations or statements). Shareholder information includes prospectuses, annual and semi-annual reports, proxy materials, confirmations and account statements.

Purchasing and Adding to Your Shares

                        Minimum Investment
  Account type          Initial               Subsequent

  Regular
  (non-retirement)      $1,000                $250
  Retirement (IRA)      $100                  $50
  Automatic
  Investment Plan       $250                  $50

To make your initial investment, follow the instructions on the account application at the end of this Prospectus. To make subsequent investments, click the Fund Purchase Order icon and follow the instructions. The Fund offers an Automatic Investment Plan and Directed Dividend Option, which are convenient ways of buying Fund shares. These also are described on the account application and in the SAI.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks not originally made payable to the order of the investor are not accepted.

The Fund may waive the minimum purchase requirements or reject any purchase order in whole or in part.

Selling Your Shares

You may sell (i.e., redeem) your shares at any time. Your sales price will be the next NAV computed after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received.

To sell Fund shares, click the Fund Sell Order icon and follow the instructions.

•      Verifying Telephone Redemptions
The Fund will make efforts to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection, and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the transfer agent may be liable for losses due to unauthorized transactions.

•      Redemptions Within 15 Days of Initial Investment
Before selling recently purchased shares, please note that if your initial investment was by check, the Fund may delay sending you the proceeds until the check has cleared (which may take up to 15 days from the date of purchase). You can avoid this delay by purchasing shares with a certified check.

•     Delaying Payment of Redemption Proceeds
Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining shareholders.

•      Redemption In Kind
The Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). Redemption in kind would consist of Fund portfolio securities equal in market value to your shares. When you convert these securities to cash, you might have to pay brokerage charges.

•      Closing of Small Accounts
If your account falls below $500, the Fund may ask you to increase your balance. If it is still below $500 after 30 days, the Fund may close your account and send you the proceeds at the NAV upon redemption.

EXCHANGING YOUR SHARES

You can exchange your Fund shares for shares of another fund in the MetaMarkets.com family of funds. No transaction fees are charged for exchanges from the Fund, but the MetaMarkets IPO & New Era Fund charges a redemption fee of 1.50% of NAV for shares redeemed or exchanged within 90 days of purchase, including purchases by exchange.

You must exchange shares worth $500 or more and meet the minimum investment requirements for the fund into which you are exchanging. Exchanges from one fund to another are taxable.

To exchange your Fund shares, click the Fund Exchanges icon and follow the instructions. Be sure to read the current prospectus for any fund into which you are exchanging before investing.

Important information about exchanges. If Fund shares are purchased by check, the shares cannot be exchanged until your check has cleared. This could take up to 15 days from the date of purchase. The Fund may reject an exchange request from a shareholder who has made more than eight exchanges between investment portfolios offered by Fund management in a calendar year, or more than four exchanges in a calendar quarter. Although unlikely, the Fund may reject any exchanges or, upon 60-days' notice to shareholders, change or terminate the exchange privilege. The exchange privilege is available only in states where new Fund shares may be sold. The registration and tax identification numbers of the two accounts must be identical.

INTERACTIVE FUND

The discussion boards, chat rooms and interactive features of the Fund, including the display of trading activity and Fund holdings, are presented for information purposes only and may be discontinued at any time. MetaMarkets.com Funds also may terminate the ability to buy and sell Fund shares on its Web site at any time, in which case you may continue to buy and sell Fund shares pursuant to the alternative procedures described in the "How to Buy, Sell and Exchange Shares" pamphlet attached to this Prospectus. Prices and other data posted during the day on the MetaMarkets.com Web site will be based on sources believed reliable, but whose accuracy can not be assured.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Any investment in the Fund typically involves several tax considerations. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax adviser about the tax implications of your investment in the Fund.

All dividends and distributions will be automatically reinvested in Fund shares. The Fund usually pays its shareholders dividends from its net investment income and distributes any capital gains annually.

Dividends paid by the Fund are taxable to U.S. shareholders as ordinary income (unless your investment is in an IRA or tax-advantaged account). Except for tax-advantaged accounts, any sale or exchange of Fund shares may generate a tax liability. Of course, withdrawals or distributions from tax-advantaged accounts may be taxable when received.

Dividends are taxable in the year in which they are paid, even if they appear on your account statement the following year. Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares. High portfolio turnover and more volatile markets can result in taxable distributions to shareholders, regardless of whether their shares increased in value.

Distributions are made on a per share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

You will be notified in January each year about the federal tax status of distributions made by the Fund. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes. Foreign shareholders may be subject to special withholding requirements. There is a penalty on certain pre-retirement distributions from retirement accounts.

For more information about the Fund, the following documents are available free upon request:

Statement of Additional Information (SAI):
The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this Prospectus. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the annual report, the semi-annual report or request other information and discuss your questions about the Fund on the Fund's Internet site or by e-mail:

MetaMarkets.com Funds Internet: http://www.MetaMarkets.com Telephone: 1-877-METAMKT (1-877-638-2658) E-mail: info@metamarkets.com

Shareholders will be alerted by e-mail when a prospectus amendment, annual or semi-annual report, or proxy materials are available.

Certain instructions on how to buy and sell Fund shares are provided in the "How to Buy, Sell and Exchange Shares" pamphlet attached to this Prospectus.

You can review information about the Fund, including the Fund's SAI, at the Public Reference Room of the Securities and Exchange Commission in Washington, D.C. (for information call 1-202-942-8090).
You can get text-only copies:
•	After paying a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009, or by e-mailing your request to publicinfo@sec.gov.
•	Free from the Commission's Web site at http://www.sec.gov.

OpenFund, a series of MetaMarkets.com Funds
Investment Company Act file no. 811-09351
Distributed by BISYS Fund Services Limited Partnership

HOW TO BUY, SELL AND EXCHANGE SHARES

Instructions for Opening or Adding to an Account

By Internet

Initial Investment:
1.	Carefully read and complete the account application which you can download from the MetaMarkets.com Web site or obtain by calling 1-877-METAMKT, and follow the instructions.
2.	Make check, bank draft or money order payable to "MetaMarkets.com Funds, OpenFund."
3.	Mail your payment and a signed copy of the completed account application to:	MetaMarkets.com Funds c/o BISYS Fund Services P. O. Box 182208 Columbus, Ohio 43218-2208
Subsequent Investment:
1.	Provide the following information:
• • • •	Fund name: ____________________ Amount invested: ____________________ Account name: ____________________ Account number: ____________________
2.	Include your account number on your check or money order and mail it to:;	MetaMarkets.com Funds c/o BISYS Fund Services P. O. Box 182208 Columbus, Ohio 43218-2208

or, for Overnight Service, send it to:

MetaMarkets.com Funds c/o BISYS Fund Services Attn: T.A. Operations 3435 Stelzer Road Columbus, Ohio 43219

Electronic Payments

You may pay electronically if your U.S. bank participates in the Automated Clearing House (ACH).

To establish an electronic purchase option, complete the account application as directed, or call 1-877-638-2658. Your account can generally be set up for electronic purchases within 15 days.

Call 1-877-638-2658 to arrange a transfer from your bank account.

Wire Transfer Payments

To pay by wire transfer, complete the account application as directed and request an account number by calling 1-877-638-2658. Follow the instructions below after receiving your account number.

Instruct your bank to wire transfer your investment to:
Huntington National Bank
Routing Number: ABA # 044000024
DDA#01899622494
Include:
Your fund number
Your account number
After instructing your bank to wire the funds, call 1-877-638-2658 to advise us of the amount being transferred and the name of your bank.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. Your bank may change a wire transfer fee. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

You can add to your account by using the convenient options described in the account application. For more information about these options, also see the SAI.

Instructions for Selling Shares

By Internet	Provide the following information:
o your Fund and account number: _______________
o amount you wish to sell: _______________
o address where your check should be sent or where your funds should be wired or electronically transferred: _______________

By Telephone (unless you have declined telephone sales privileges	Call 1-877-638-2658 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer).

To receive your redemption proceeds by wire transfer, you must indicate this option on your application. Your payment will be wired to your bank ordinarily on the next business day. The Fund and your bank may charge a wire transfer fee.

To receive your redemption proceeds electronically, your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank. Your payment will be credited ordinarily within seven days. Your bank may charge for this service.

Instructions for Exchanging Shares

To exchange your Fund shares, provide the following information:
•	Your name and telephone number: _______________
•	The exact name on your account and account number: _______________ ;
•	Taxpayer identification number (usually your Social Security number): _______________
•	Dollar value or number of shares to be exchanged: _______________
•	The name of the Fund from which the exchange is to be made: _______________
•	The name of the Fund into which the exchange is being made: _______________

METAMARKETS.COM FUNDS

OpenFund

STATEMENT OF ADDITIONAL INFORMATION
November 22, 2000

          This Statement of Additional Information ("SAI"), which is not a prospectus, supplements and should be read in conjunction with the current Prospectus for OpenFund (the "Fund") of MetaMarkets.com Funds (the "Company"), dated November 22, 2000, as it may be revised from time to time. To obtain a copy of the Prospectus, please access the Company's Web site at http://www.MetaMarkets.com, the Fund Prospectus and follow the instructions, or call toll free 1-877-METAMKT (1-877-638-2658). The Fund's most recent annual report and semi-annual report to shareholders are supplied with this SAI, and the financial statements, accompanying notes and report of independent auditors appearing in the annual report are incorporated by reference into this SAI. When investing in the Fund, you will be asked to consent to receive all information about the Fund electronically.

TABLE OF CONTENTS

Page

Description of the Company and the Fund
Management of the Company
Management Arrangements
Purchase and Redemption of Shares
Determination of Net Asset Value
Shareholder Services and Privileges
Performance Information
Dividends, Distribution and Taxes
Portfolio Transactions
Information About the Company and the Fund
Counsel and Independent Auditors
Appendix	2 16 20 24 25 25 27 28 30 30 32 34

DESCRIPTION OF THE COMPANY AND THE FUND

General

          The Company is a Massachusetts business trust that was formed on May 21, 1999. The Fund is a separate portfolio of the Company, an open-end management investment company, known as a mutual fund.

           MetaMarkets Investments LLC (the "Adviser") serves as the Fund's investment adviser.

           BISYS Fund Services Ohio, Inc. (the "Administrator") serves as the Fund's administrator. BISYS Fund Services Limited Partnership (the "Distributor"), an affiliate of the Administrator, serves as the Fund's distributor.

Certain Portfolio Securities

          The following information supplements and should be read in conjunction with the Fund's Prospectus. The portfolio securities described below, other than convertible securities, are not part of the Fund's principal investment strategies.

           Convertible Securities. While the Fund typically invests principally in common stocks, part of its principal investment strategy from time to time may include investing in convertible securities. Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock and, therefore, are deemed to be equity securities for purposes of the Fund's management policies. Convertible securities have characteristics similar to both fixed-income and equity securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

           Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

           Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

           Warrants. A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specified amount of the corporation's capital stock at a set price for a specified period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within a specific time period, it becomes worthless.

           Investment Companies. The Fund may invest in securities issued by other investment companies, including participations in equity indices such as Standard & Poor's Depositary Receipts and Nasdaq-100 Index Tracking Stock described below. The Fund also may invest its cash reserves in securities issued by money market mutual funds. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund's investment in such securities, subject to certain exceptions, currently is limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in the aggregate. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses.

           Depositary Receipts. The Fund may invest in the securities of foreign issuers in the form of American Depositary Receipts and American Depositary Shares (collectively, "ADRs") and Global Depositary Receipts and Global Depositary Shares (collectively, "GDRs") and other forms of depositary receipts. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs are receipts issued outside the United States typically by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the United States securities markets and GDRs in bearer form are designed for use outside the United States.

           These securities may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.

           Foreign Government Obligations; Securities of Supranational Entities. The Fund may invest in obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by the Adviser to be of comparable quality to the other obligations in which the Fund may invest. Such securities also include debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

           SPDRs, DIAMONDS and Nasdaq-100 Shares. The Fund may invest in Standard & Poor's Depositary Receipts ("SPDRs"). SPDRs are units of beneficial interest in an investment trust sponsored by a wholly-owned subsidiary of the American Stock Exchange, Inc. (the "Exchange") which represent proportionate undivided interests in a portfolio of securities consisting of substantially all of the common stocks, in substantially the same weighting, as the component stocks of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). SPDRs are listed on the Exchange and traded in the secondary market on a per-SPDR basis.

          The Fund also may invest in DIAMONDS. DIAMONDS are units of beneficial interest in an investment trust representing proportionate undivided interests in a portfolio of securities consisting of all the component common stocks of the Dow Jones Industrial Average (the "DJIA"). DIAMONDS are listed on the Exchange and may be traded in the secondary market on a per-DIAMONDS basis.

           Nasdaq-100 Index Tracking Stock (also referred to as "Nasdaq-100 Shares") represents undivided ownership interests in a portfolio of stocks which consists substantially of all of the securities, in substantially the same weighting, as the component securities of the Nasdaq-100 Index and is intended to provide investment results that, before expenses, generally correspond to the price and yield performance of such Index. Nasdaq-100 Shares are listed for trading on the Exchange and are bought and sold in the secondary market like ordinary shares of stock at any time during the trading day.

           SPDRs are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. DIAMONDS are designed to provide investors with investment results that generally correspond to the price and yield performance of the component common stocks of the DJIA. Nasdaq-100 Shares are designed to provide investment results that generally correspond to the price and yield performance of the component common stocks of the Nasdaq-100 Index. The values of SPDRs, DIAMONDS and Nasdaq-100 Shares are subject to change as the values of their respective component common stocks fluctuate according to the volatility of the market. Investments in SPDRs, DIAMONDS and Nasdaq-100 Shares involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of SPDRs, DIAMONDS and/or Nasdaq-100 Shares invested in by the Fund. Moreover, the Fund's investment in SPDRs, DIAMONDS and/or Nasdaq-100 Shares may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond. Additionally, the respective investment trusts may not fully replicate the performance of their respective benchmark indices due to the temporary unavailability of certain index securities in the secondary market or due to other extraordinary circumstances, such as discrepancies between each of the investment trusts and the indices with respect to the weighting of securities or the number of, for example, larger capitalized stocks held by an index and each of the investment trusts.

           Illiquid Securities. The Fund may invest up to 15% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with the Fund's investment objective. These securities may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, and certain privately negotiated, non-exchange traded options and securities used to cover such options and certain other derivatives. As to these securities, the Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund's net assets could be adversely affected.

           Corporate Debt Securities. The Fund may invest in corporate debt securities, which include corporate bonds, debentures, notes and other similar instruments. Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

           Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the interest rate paid on the obligations. The terms of such obligations may provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate.

          The Fund may invest in floating rate debt instruments ("floaters"). The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, although the Fund will participate in any declines in interest rates as well.

          The Fund also may invest in inverse floating rate debt instruments ("inverse floaters"). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.

           Money Market Instruments. In an attempt to respond to adverse market, economic, political or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies and invest some or all of its assets in money market instruments, including U.S. Government securities, repurchase agreements, bank obligations and commercial paper. The Fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investment Techniques

          The following information supplements and should be read in conjunction with the Fund's Prospectus.

           Leverage. Leveraging (that is, buying securities using borrowed money) amplifies the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. These borrowings will be subject to interest costs which may or may not be recovered by any appreciation of the securities purchased. For borrowings for investment purposes, the 1940 Act requires the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          The Fund may enter into reverse repurchase agreements with banks, brokers or dealers. This form of borrowing involves the transfer by the Fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The Fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the Fund repurchases the security at principal plus accrued interest. Except for these transactions, the Fund's borrowings generally will be unsecured.

           Short-Selling. In these transactions, the Fund generally sells a security it does not own in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is obligated to replace the security borrowed by purchasing it subsequently at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund, which would result in a loss or gain, respectively. The Fund also may make short sales "against the box," in which the Fund enters into a short sale of a security it owns. The Fund will not sell securities sold short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the Fund's net assets.

           Until the Fund closes its short position or replaces the borrowed security, it will: (a) segregate permissible liquid assets in an amount which, together with the amount deposited as collateral, always equals the current value of the security sold short; or (b) otherwise cover its short position.

           Derivatives. The Fund may invest in, or enter into, derivatives, such as options and futures, for a variety of reasons, including to hedge certain market risks, to provide a substitute for purchasing or selling particular securities or to increase potential income gain. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than "traditional" securities would.

           Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund's performance.

          If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund's return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the market or prices for derivatives.

           Although neither the Company nor the Fund will be a commodity pool, certain derivatives subject the Fund to the rules of the Commodity Futures Trading Commission which limit the extent to which the Fund can invest in such derivatives. The Fund may invest in futures contracts and options with respect thereto for hedging purposes without limit. However, the Fund may not invest in such contracts and options for other purposes if the sum of the amount of initial margin deposits and premiums paid for unexpired options with respect to such contracts, other than for bona fide hedging purposes, exceeds 5% of the liquidation value of the Fund's assets, after taking into account unrealized profits and unrealized losses on such contracts and options; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

          The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts. When required by the Securities and Exchange Commission (the "SEC"), the Fund will segregate permissible liquid assets to cover its obligations relating to its purchase of derivatives. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price.

           Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency which is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. By contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Futures Transactions--In General. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

           Engaging in these transactions involves risk of loss to the Fund which could adversely affect the value of the Fund's net assets. Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

           Successful use of futures and options with respect thereto by the Fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract. For example, if the Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the Fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

           Pursuant to regulations and/or published positions of the SEC, the Fund may be required to segregate permissible liquid assets to cover its obligations relating to its transactions in derivatives in an amount generally equal to the value of the underlying securities. To maintain this required cover, the Fund may have to sell portfolio securities at disadvantageous prices or times since it may not be possible to liquidate a derivative position at a reasonable price. The segregation of such assets will have the effect of limiting the Fund's ability otherwise to invest those assets.

Specific Futures Transactions. The Fund may purchase and sell stock index futures contracts. A stock index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day.

          The Fund may purchase and sell currency futures. A foreign currency future obligates the Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

Options--In General. The Fund may purchase and write (i.e., sell) call or put options with respect to specific securities. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date.

          A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction by segregating cash or liquid securities. A put option written by the Fund is covered when, among other things, the Fund segregates cash or liquid securities having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

           There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or "baskets" of specific securities) or stock indices listed on national securities exchanges or traded in the over-the-counter market. An option on a stock index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing stock index options will depend upon price movements in the level of the index rather than the price of a particular stock.

          The Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

           Successful use by the Fund of options will be subject to the Adviser's ability to predict correctly movements in the prices of individual stocks, the stock market generally, foreign currencies or interest rates. To the extent such predictions are incorrect, the Fund may incur losses.

          Swap Agreements. The Fund may enter into swap agreements in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities, such as those representing a particular index.

          The Fund may purchase cash-settled options on equity index swaps in pursuit of its investment objective. Equity index swaps involve the exchange by the Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

          Most swap agreements entered into by the Fund would calculate the obligations of the parties to the agreement on a "net basis." Consequently, the Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund contractually is entitled to receive.

           Future Developments. The Fund may take advantage of opportunities in options and futures contracts and options on futures contracts and any other derivatives which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure in its Prospectus or Statement of Additional Information.

           Forward Commitments. The Fund may purchase securities on a forward commitment or when-issued basis, which means that delivery and payment take place a number of days after the date of the commitment to purchase. The payment obligation and the interest rate receivable on a forward commitment or when-issued security are fixed when the Fund enters into the commitment but the Fund does not make a payment until it receives delivery from the counterparty. The Fund will commit to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable. The Fund will segregate permissible liquid assets at least equal at all times to the amount of the Fund's purchase commitments.

           Securities purchased on a forward commitment or when-issued basis are subject to changes in value (generally changing in the same way, i.e., appreciating when interest rates decline and depreciating when interest rates rise) based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Securities purchased on a forward commitment or when-issued basis may expose the Fund to risks because they may experience such fluctuations prior to their actual delivery. Purchasing securities on a when-issued basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. Purchasing securities on a forward commitment or when-issued basis when the Fund is fully or almost fully invested may result in greater potential fluctuation in the value of the Fund's net assets and its net asset value per share.

           Lending Portfolio Securities. The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund continues to be entitled to payments in amounts equal to the dividends, interest or other distributions payable on the loaned securities which affords the Fund an opportunity to earn interest on the amount of the loan and at the same time to earn income on the loaned securities' collateral. Loans of portfolio securities may not exceed 33-1/3% of the value of the Fund's total assets, and the Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Such loans are terminable by the Fund at any time upon specified notice. The Fund might experience risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund. In connection with its securities lending transactions, the Fund may return to the borrower or a third party which is unaffiliated with the Fund, and which is acting as a "placing broker," a part of the interest earned from the investment of collateral received for securities loaned.

           Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain exposure to the foreign currency in an attempt to realize gains.

           Foreign currency transactions may involve, for example, the Fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the Fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the Fund contracted to receive. The Fund's success in these transactions will depend principally on the Adviser's ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

           Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

           Foreign Securities. Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

           Because evidences of ownership of foreign securities usually are held outside the United States, the Fund's investment in such securities will be subject to additional risks which include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions which might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Moreover, foreign securities held by the Fund may trade on days when the Fund does not calculate its net asset value and thus affect the Fund's net asset value on days when investors have no access to the Fund.

           Developing countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries. The markets of developing countries may be more volatile than the markets of more mature economies; however, such markets may provide higher rates of return to investors. Many developing countries providing investment opportunities for the Fund have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.

           Since foreign securities often are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

           Fixed-Income Securities. The Fund may invest, to a limited extent, in fixed-income securities, including those rated below investment grade by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch IBCA, Duff & Phelps ("Fitch," and together with S&P and Moody's, the "Rating Agencies"). Even though interest-bearing securities are investments which promise a stable stream of income, the prices of such securities generally are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuer. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.

           Lower Rated Securities. The Fund may invest in higher yielding (and, therefore, higher risk) convertible securities and, to a limited extent, in debt securities (junk bonds). These securities include those rated below Baa by Moody's and below BBB by S&P and Fitch. These securities may be subject to certain risks and to greater market fluctuations than lower yielding investment grade securities. These securities are considered by the Rating Agencies to be, on balance, predominantly speculative as to the payment of principal and interest and generally involve more credit risk than investment grade securities. The retail market for these securities may be less liquid than that of investment grade securities. Adverse market conditions could make it difficult for the Fund to sell these securities or could result in the Fund obtaining lower prices for these securities which would adversely affect the Fund's net asset value. See "Appendix" for a general description of the Rating Agencies' ratings. Although ratings may be useful in evaluating the safety of interest and principal payments, they do not evaluate the market value risk of these securities. The Fund will rely on the Adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer.

           Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts, or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer.

           Because there is no established retail secondary market for many of these securities, the Fund may be able to sell such securities only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and the Fund's ability to dispose of particular issues when necessary to meet the Fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing the Fund's portfolio and calculating its net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, judgment may play a greater role in valuation because less reliable, objective data may be available.

           These securities may be particularly susceptible to economic downturns. It is likely that an economic recession could disrupt severely the market for such securities and may have an adverse impact on the value of such securities. In addition, it is likely that any such economic downturn could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon and increase the incidence of default for such securities.

          The Fund may acquire these securities during an initial offering. Such securities may involve special risks because they are new issues. The Fund has no arrangement with any persons concerning the acquisition of such securities, and the Adviser will review carefully the credit and other characteristics pertinent to such new issues.

           Non-Diversified Status. The Fund's classification as a "non-diversified" investment company means that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Since a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers, some of which may be in the same industry, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities.

           Simultaneous Investments. Investment decisions for the Fund are made independently from those of the other funds advised by the Adviser. If, however, orders for the same security for more than one fund are placed with the same broker, the Adviser may, but is not obligated to, aggregate or "bunch" such orders. The Adviser generally will seek to aggregate orders when it believes such aggregation may result in better execution (including better execution prices). While in some cases this could have a detrimental effect upon the price or value of a security for a particular fund, or upon its ability to complete an entire order, in other cases coordination and the ability to participate in volume transactions will be beneficial to such fund. Fund investments in initial public offerings ("IPOs") will be allocated on objective criteria designed to promote fair and equitable allocations of investment opportunities among the Fund and other funds advised by the Adviser, including giving priority to funds not intending to shortly resell the IPO.

Investment Restrictions

          The Fund's investment objective is a fundamental policy, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding voting shares. In addition, the Fund has adopted investment restrictions numbered 1 through 7 as fundamental policies. The Fund has adopted investment restrictions numbered 8 through 10 as non-fundamental policies, which may be changed by vote of a majority of the Company's Board members at any time, subject to applicable regulatory requirements. The Fund may not:

          1. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

          2. Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          3. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or real estate investment trusts.

          4. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets). For purposes of this Investment Restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing.

          5. Lend any securities or make loans to others, if, as a result, more than 33-1/3% of its total assets would be lent to others, except that this limitation does not apply to the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may lend its portfolio securities in an amount not to exceed 33-1/3% of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Company's Board.

          6. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, by virtue of disposing of portfolio securities.

          7. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 4, 8 and 9 may be deemed to give rise to a senior security.

          8. Purchase securities on margin, but the Fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          9. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with short selling, writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices.

          10. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities which are illiquid, if, in the aggregate, more than 15% of the value of the Fund's net assets would be so invested.

          If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. With respect to Investment Restriction No. 4, however, if borrowings exceed 33-1/3% of the value of the Fund's total assets as a result of a change in values or assets, the Fund must take steps to reduce such borrowings at least to the extent of such excess.

MANAGEMENT OF THE COMPANY

          The Company's Board is responsible for the management and supervision of the Fund. The Board approves all significant agreements with those companies that furnish services to the Fund. These companies are as follows:

MetaMarkets Investments LLC......................  Investment Adviser
BISYS Fund Services Ohio, Inc. ..................  Administrator, Transfer Agent
                                                   and Fund Accountant
BISYS Fund Services Limited Partnership .........  Distributor
Investors Bank & Trust Company ..................  Custodian

           Board members and officers of the Company, together with information as to their principal business occupations during at least the last five years, are shown below. Each Board member who is an "interested person" of the Company, as defined in the 1940 Act, is indicated by an asterisk.

Name, Address And Age	Position(s) Held With Company	Principal Occupation(s) During Past 5 Years

*Donald L. Luskin 444 DeHaro Street, Suite 220 San Francisco, CA 94107 Age: 46	Board Member, President and Treasurer	President and Chief Executive Officer of MetaMarkets.com, Inc. and the Adviser since inception in June 1999. From 1997 to 1998, Mr. Luskin was Chief Executive Officer of Barclays Global Mutual Funds and, from 1996 to 1997, he was Vice Chairman of Barclays Global Investors ("Barclays"), one of the world's largest investment management organizations. From 1987 to 1996, Mr. Luskin served in various other executive capacities for Barclays and its predecessors. Prior thereto, he served as a director and Senior Vice President of Jefferies & Company, Inc. ("Jefferies & Co."), an investment bank and registered broker-dealer, where he created the POSIT crossing network, currently operated by the Investment Technology Group. Formerly, Mr. Luskin was a hedge fund manager and member of the Chicago Board Options Exchange and the Pacific Stock Exchange. He is the author of the books, "Index Options and Futures: The Complete Guide," and editor of "Portfolio Insurance: A Guide to Dynamic Hedging."

Tracy G. Herrick 1150 University Avenue Palo Alto, CA 94301 Age: 66	Board Member	Since 1981, President of Tracy G. Herrick, Inc., an economic consulting firm, and a director of Jefferies & Co. Mr. Herrick also is a director of Anderson Capital Management, Inc., a registered investment adviser, and of The Committee For Monetary Research and Education.

James E. Mitchell 1550 Waverly Street Palo Alto, CA 94301 Age: 58	Board Member	Director of Finance and Administration of the Lucile Packard Foundation for Children's Health, a non-profit foundation focusing on children's health issues. From 1974 to 1990, Mr. Mitchell was Chief Financial Officer of Lane Publishing Co. and, from 1990 to 1998, he was Vice President of Finance and Administration of Sunset Publishing Corporation, a subsidiary of Time Warner Inc.

George G. C. Parker Graduate School of Business Stanford University Stanford, CA 94305 Age: 61	Board Member	Dean Witter Professor of Finance and Management (Teaching), Associate Dean for Academic Affairs, Director of the MBA Program and Co-director of the Financial Management Program at Stanford University Graduate School of Business. Professor Parker also is a board member of Bailard, Biehl and Kaiser, Inc., a registered investment adviser, Continental Airlines Inc. and several investment companies in the Dresdner/ RCM Mutual Funds complex.

Richard F. Froio 3435 Stelzer Road Columbus, OH 43219 Age: 32	Vice President and Secretary	Since April 1999, an employee of BISYS Fund Services, Inc., general partner of the Distributor, and an officer of other investment companies administered by the Administrator or its affiliates. From March 1998 to April 1999, an employee of Loomis, Sayles & Company. From February 1997 to March 1998, an employee of Fidelity Management and Research Company. From October 1995 to February 1997, Vice President, South Shore Security Systems, Inc.

Sandra B. Souter 3435 Stelzer Road Columbus, OH 43219 Age: 39	Assistant Vice President and Assistant Secretary	Since June 1999, an employee of BISYS Fund Services, Inc. and an officer of other investment companies administered by the Administrator or its affiliates. Prior thereto, Vice President in the Retirement and Asset Management Division of First Union Bank.

          The Company has a standing nominating committee comprised of its Board members who are not "interested persons" of the Company, as defined in the 1940 Act. The function of the nominating committee is to select and nominate all candidates who are not "interested persons" of the Company for election to the Company's Board.

           Trustees and officers of the Company, as a group, owned 2.06% of the Fund's shares as of November 1, 2000.

          The Company does not pay any remuneration to its officers and Board members other than fees and expenses to those Board members who are not directors, officers or employees or holders of 5% or more of the outstanding voting securities of the Adviser or the Administrator or any of their affiliates. The aggregate amount of compensation paid to each such Board member by the Company for the 11 month fiscal period ended July 31, 2000 was as follows:

                                                         Total Compensation
    Name of                      Aggregate                  From Fund and
     Board                   Compensation from              Fund Complex
    Member                        Company               Paid to Board Members

Tracy G. Herrick                  $2,500                       $2,500
James E. Mitchell                 $2,500                       $2,500
George G. C. Parker               $2,500                       $2,500

MANAGEMENT ARRANGEMENTS

           Investment Adviser. MetaMarkets Investments LLC, located at 444 DeHaro Street, Suite 220, San Francisco, California 94107, serves as the Fund's investment adviser. The Adviser is a wholly-owned subsidiary of MetaMarkets.com, Inc., a holding company organized under California law in February 1999. Europ@Web B.V. may be deemed a control person of the Adviser by virtue of its share holdings in MetaMarkets.com, Inc. In addition, Locatelli B.V. and Compagnie Financiere du Nord may each be deemed a control person of the Adviser because of Locatelli B.V.'s 99% interest in Europ@Web B.V. and Compagnie Financiere du Nord's ownership in Europ@Web B.V., respectively.

          The Adviser provides investment advisory services pursuant to the Investment Advisory Agreement (the "Agreement") dated July 20, 1999 with the Company. The Agreement will continue until July 20, 2001 and thereafter is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval. The Agreement was approved by the Company's sole shareholder on August 6, 1999. The Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority of the Fund's shares, or, on not less than 90 days' notice, by the Adviser. The Agreement will terminate automatically, as to the Fund, in the event of its assignment (as defined in the 1940 Act).

           Under the terms of the Agreement, the Company has agreed to pay the Adviser a monthly fee at the annual rate set forth below as a percentage of the Fund's average daily net assets:

        Average Daily Net                                   Annual Rate of
        Assets of the Fund                                    Advisory Fee

        on the first $250 million                                1.00%
        on the next $500 million                                  .75%
        on assets in excess of $750 million                       .50%

          From time to time, the Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the overall expense ratio of the Fund and increasing yield to its investors. The Fund will not pay the Adviser at a later time for any amounts it may waive, nor will the Fund reimburse the Adviser for any amounts it may assume.

          The Adviser contractually agreed to reimburse the Fund to the extent operating expenses exceeded 0.20% of the Fund's average daily net assets for the period ended July 31, 2000, limiting overall expenses to a maximum of 1.45% of the Fund's average daily net assets. The Adviser also waived its fees and paid all Fund expenses through February 28, 2000. For the 11 month fiscal period ended July 31, 2000, the Adviser earned fees of $210,691, waived fees of $61,880 and reimbursed or paid other Fund expenses of $534,933 (including $25,000 of administration fees).

           Administrator. BISYS Fund Services Ohio, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., provides certain administrative services pursuant to the Administration Agreement (the "Administration Agreement") dated July 20, 1999 with the Company. Under the Administration Agreement with the Company, the Administrator generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Company's Board in accordance with Massachusetts law. In connection therewith, the Administrator provides the Fund with office facilities, personnel, and certain clerical and bookkeeping services (e.g., preparation of reports to shareholders and the SEC and filing of federal, state and local income tax returns) that are not being furnished by the Fund's custodian. The Administration Agreement will continue until July 20, 2004 and thereafter is subject to annual approval by (i) the Company's Board or (ii) vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, provided that in either event the continuance also is approved by a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Company or the Administrator, by vote cast in person at a meeting called for the purpose of voting such approval. The Administration Agreement was approved by the Company's Board, including a majority of the Board members who are not "interested persons" of any party to the Administration Agreement, at a meeting held on July 20, 1999. The Administration Agreement is terminable without penalty, at any time if for cause, by the Company's Board or by vote of the holders of a majority of the Fund's outstanding voting securities, or, on not less than 90 days' notice, by the Administrator. The Administration Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

          As compensation for the Administrator's services under the Administration Agreement and under the Transfer Agency Agreement and Fund Accounting Agreement, the Company has agreed to pay the Administrator a monthly administration fee at the annual rate set forth below as a percentage of the Fund's average daily net assets:

     Average Daily Net                             Annual Rate of Administration
     Assets of the Fund                            Fee

     on the first $500 million                          .13%
     on the next $250 million                           .10%
     on the next $250 million                          .085%
     on assets in excess of $1 billion                 .075%

The Company has agreed to pay the Administrator a minimum annual fee of $75,000 for the first year under the Administration Agreement, $162,500 for the second year and $187,500 for years three, four and five.

          The Administrator voluntarily agreed to defer administration fees earned during the period August 31, 1999 through November 31, 1999. The Adviser paid these fees (totaling $25,000) during the nine month period ended August 31, 2000. The Fund paid total fees of $65,076 during the 11 month fiscal period ended July 31, 2000.

           Distributor. BISYS Fund Services Limited Partnership, located at 3435 Stelzer Road, Columbus, Ohio 43219, a wholly-owned subsidiary of The BISYS Group, Inc., acts as the distributor of the Fund's shares on a best efforts basis pursuant to a Distribution Agreement (the "Distribution Agreement") dated July 20, 1999, with the Company. Shares are sold on a continuous basis by the Distributor as agent, although the Distributor is not obliged to sell any particular amount of shares.

           Distribution Plan. Rule 12b-1 (the "Rule") adopted by the SEC under the 1940 Act provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Company's Board has adopted such a plan (the "Distribution Plan") pursuant to which the Fund pays the Distributor for distribution-related services and shareholder servicing at an annual rate of 0.25% of the value of the Fund's average daily net assets. Under the Distribution Plan, the Distributor may make payments to certain financial institutions, securities dealers and other industry professionals that have entered into agreements with the Distributor ("Service Organizations") in respect of these services. The Distributor determines the amounts to be paid to Service Organizations. Service Organizations receive such fees in respect of the average daily value of shares owned by their clients. From time to time, the Distributor may defer or waive receipt of fees under the Distribution Plan while retaining the ability to be paid by the Fund under the Distribution Plan thereafter. The fees payable to the Distributor under the Distribution Plan for advertising, marketing and distributing are payable without regard to actual expenses incurred. The Company's Board believes that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

          A quarterly report of the amounts expended under the Distribution Plan, and the purposes for which such expenditures were incurred, must be made to the Board members for their review. In addition, the Distribution Plan provides that it may not be amended to increase materially the costs which shareholders may bear for distribution pursuant to the Distribution Plan without shareholder approval and that other material amendments of the Distribution Plan must be approved by the Company's Board, and by the Board members who are neither "interested persons" (as defined in the 1940 Act) of the Company nor have any direct or indirect financial interest in the operation of the Distribution Plan or in the related Distribution Plan agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. The Distribution Plan and related agreements are subject to annual approval by such vote of the Board members cast in person at a meeting called for the purpose of voting on the Distribution Plan. As to the Fund, the Distribution Plan is terminable at any time by vote of a majority of the Board members who are not "interested persons" and who have no direct or indirect financial interest in the operation of the Distribution Plan or in the Distribution Plan agreements or by vote of the holders of a majority of the Fund's outstanding shares. As to the Fund, a Distribution Plan agreement is terminable without penalty, at any time, by such vote of the Board members, upon not more than 60 days' written notice to the parties to such agreement or by vote of the holders of a majority of the Fund's outstanding shares. A Distribution Plan agreement will terminate automatically, as to the Fund, in the event of its assignment (as defined in the 1940 Act).

          The Fund paid $52,673 in Distribution Plan fees for the 11 month fiscal period ended July 31, 2000, all of which was used to compensate Service Organizations.

           Transfer and Dividend Disbursing Agent, Fund Accountant and Custodian. BISYS Fund Services Ohio, Inc. is the Company's transfer and dividend disbursing agent (the "Transfer Agent"). Under a Transfer Agency Agreement with the Company, the Transfer Agent arranges for the maintenance of shareholder account records for the Fund, the handling of certain communications between shareholders and the Fund and the payment of dividends and distributions payable by the Fund. For these and other services, the Transfer Agent receives the fee described under "Administrator" above and a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.

           BISYS Fund Services Ohio, Inc. (the "Fund Accountant") provides fund accounting services to the Fund pursuant to a Fund Accounting Agreement with the Company. Under the Fund Accounting Agreement, the Fund Accountant receives the fee described under "Administrator" above.

           Investors Bank & Trust Company (the "Custodian") acts as custodian of the Fund's investments. Under a custodian agreement with the Company, the Custodian provides for the holding of the Fund's securities and the retention of all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of the Fund's assets held in custody and receives certain securities transactions charges.

           Expenses. All expenses incurred in the operation of the Company are borne by the Company, except to the extent specifically assumed by others. The expenses borne by the Company include: taxes, interest, brokerage fees and commissions, if any, fees of Board members who are not officers, directors, employees or holders of 5% or more of the outstanding voting securities of the Adviser or the Administrator or any of their affiliates, SEC fees, state Blue Sky qualification fees, advisory and administration fees, charges of custodians, transfer and dividend disbursing agents' fees, certain insurance premiums, industry association fees, auditing and legal expenses, costs of maintaining the Company's existence, costs of independent pricing services, costs attributable to investor services (including, without limitation, telephone and personnel expenses), costs of calculating the Fund's net asset value, costs of shareholders' reports and corporate meetings, costs of preparing and printing certain prospectuses and statements of additional information, and any extraordinary expenses. Expenses attributable to the Fund are charged against the assets of the Fund; other expenses of the Company are allocated among its funds on the basis determined by the Company's Board including, without limitation, proportionately in relation to the net assets of each fund.

PURCHASE AND REDEMPTION OF SHARES

           General Purchase Information. The minimum initial investment for the Fund is $1,000, and subsequent investments must be at least $250. The minimum initial investment is $100 for IRAs, and subsequent investments for IRAs must be at least $50. The minimum initial investment for participants in the Automatic Investment Plan is $250, and subsequent investments must be at least $50. For full-time or part-time employees of the Adviser or any of its affiliates, the minimum initial investment is $500, and subsequent investments must be at least $100. For full-time or part-time employees of the Adviser or any of its affiliates who elect to have a portion of their pay directly deposited into their Fund accounts, the minimum initial or subsequent investment must be at least $50. The Adviser, its affiliates and Service Organizations may impose initial or subsequent investment minimums which are higher or lower than those specified above and may impose different minimums for different types of accounts or purchase arrangements. In addition, purchases of shares made in connection with certain shareholder privileges may have different minimum investment requirements. The Company reserves the right to reject any purchase order in whole or in part, including purchases made with foreign checks and third party checks not originally made payable to the order of the investor. Share certificates will not be issued.

           Reopening an Account. An investor may reopen an account with a minimum investment of $500 without filing a new account application during the calendar year the account is closed or during the following calendar year, provided the information on the old account application is still applicable.

           Redemption Commitment. The Fund has committed itself to pay in cash all redemption requests by any shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption in excess of such amount, the Company's Board reserves the right to make payments in whole or in part in the Fund's portfolio securities or other assets in case of an emergency or any time a cash distribution would impair the liquidity of the Fund to the detriment of the existing shareholders. In this event, the securities would be valued in the same manner as the Fund is valued. If the recipient sells such securities, brokerage charges would be incurred.

           Suspension of Redemptions. The right of redemption may be suspended or the date of payment postponed (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closing), (b) when trading in the markets the Fund normally utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the Fund's investments or determination of its net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit to protect the Fund's shareholders.

DETERMINATION OF NET ASSET VALUE

           General. Expenses and fees, including the advisory fee and fees paid pursuant to the Distribution Plan, are accrued daily and taken into account for the purpose of determining the net asset value of the Fund's shares.

          The Fund's securities, including covered call options written by the Fund, are valued at the closing market price on the securities exchange or national securities market on which such securities primarily are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Any assets or liabilities initially expressed in terms of foreign currency will be translated into dollars at the midpoint of the New York interbank market spot exchange rate as quoted on the day of such translation by the Federal Reserve Bank of New York or, if no such rate is quoted on such date, at the exchange rate previously quoted by the Federal Reserve Bank of New York or at such other quoted market exchange rate as may be determined to be appropriate by the Adviser. Forward currency contracts will be valued at the current cost of offsetting the contract. Debt securities maturing in 60 days or less generally are carried at amortized cost, which approximates value, except where to do so would not reflect accurately their fair value, in which case such securities would be valued at their fair value as determined under the supervision of the Company's Board. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by the Company's Board or in accordance with procedures approved by the Board.

           Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Company's Board are valued at fair value as determined in good faith by the Board or in accordance with procedures approved by the Board. The method of valuation will be reviewed on a current basis. In making a good faith valuation of restricted securities, generally the following factors will be taken into consideration: restricted securities which are, or are convertible into, securities of the same class of securities for which a public market exists usually will be valued at market value less the same percentage discount at which purchased. This discount may be revised periodically. Restricted securities not of the same class as securities for which a public market exists usually will be valued initially at cost. Any subsequent adjustment from cost will be based upon considerations deemed relevant.

SHAREHOLDER SERVICES AND PRIVILEGES

          The services and privileges described under this heading may not be available to clients of certain Service Organizations, and some Service Organizations may impose certain conditions or fees on their clients which are different from those described in the Prospectus or this Statement of Additional Information. Such investors should consult their Service Organization in this regard.

           Exchange Privilege. The Exchange Privilege enables you to purchase, in exchange for shares of the Fund, shares of another fund advised by the Adviser. The shares being exchanged must have a current value of at least $500; furthermore, when establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made.

           Shares will be exchanged at the next determined net asset value. No fees currently are charged shareholders directly in connection with exchanges although the Company reserves the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC. The Company reserves the right to reject any exchange request in whole or in part. The Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

          The exchange of shares of one fund for shares of another is treated for federal income tax purposes as a sale of the shares given in exchange by the shareholder and, therefore, an exchanging shareholder may realize a taxable gain or loss.

           Automatic Investment Plan. The Automatic Investment Plan permits you to purchase shares of the Fund (minimum initial investment of $250 and minimum subsequent investments of $50 per transaction) at regular intervals selected by you. Provided your bank or other financial institution allows automatic withdrawals, shares may be purchased by transferring funds from the bank account designated by you. At your option, the account designated will be debited in the specified amount, and shares will be purchased, once a month, on either the first or fifteenth day, or twice a month, on both days. Only an account maintained at a domestic financial institution which is an Automated Clearing House member may be so designated. This service enables you to make regularly scheduled investments and may provide you with a convenient way to invest for long-term financial goals. You should be aware, however, that periodic investment plans do not guarantee a profit and will not protect an investor against loss in a declining market. To establish an Automatic Investment Plan account, you must check the appropriate box and supply the necessary information on the account application. You may cancel your participation in the Automatic Investment Plan or change the amount of purchase at any time by accessing the Company's Website at http://www.MetaMarkets.com and following the relevant instructions, and your cancellation will be effective three business days following receipt. The Company may modify or terminate the Automatic Investment Plan at any time or charge a service fee. No such fee currently is contemplated.

           Directed Distribution Plan. The Directed Distribution Plan enables you to invest automatically dividends and capital gain distributions, if any, paid by the Fund in shares of another fund advised by the Adviser of which you are a shareholder. Shares of the other fund will be purchased at the then-current net asset value. Minimum subsequent investments do not apply. Investors desiring to participate in the Directed Distribution Plan should check the appropriate box and supply the necessary information on the account application. The Plan is available only for existing accounts and may not be used to open new accounts. The Company may modify or terminate the Directed Distribution Plan at any time or charge a service fee. No such fee currently is contemplated.

PERFORMANCE INFORMATION

           Average annual total return is calculated by determining the ending redeemable value of an investment purchased with a hypothetical $1,000 payment made at the beginning of the period (assuming the reinvestment of dividends and distributions), dividing by the amount of the initial investment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

           Total return is calculated by subtracting the amount of the Fund's net asset value per share at the beginning of a stated period from the net asset value per share at the end of the period (after giving effect to the reinvestment of dividends and distributions during the period), and dividing the result by the net asset value per share at the beginning of the period.

          The Fund's total return (non-annualized) for the fiscal period beginning August 31, 1999 (commencement of the Fund's operations) through July 31, 2000 was 72.18% after waivers and reimbursements. Without waivers and reimbursements, performance would have been lower.

          From time to time, advertising materials for the Fund may refer to or discuss current or past business, political, economic or financial conditions, such as U.S. monetary or fiscal policies and actual or proposed tax legislation. A portfolio manager, analyst or other employee of the Adviser may express views regarding a particular company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Adviser. Any such views are subject to change at any time based upon market or other conditions and the Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Fund.

           Advertising materials may also include biographical information relating to portfolio personnel and may refer to or include commentary relating to investment strategy; asset growth; current or past business; political, economic or financial conditions; and other matters of general interest to investors. In addition, from time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, average life expectancy and pension and social security benefits. Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including relevant indices and data from Lipper Analytical Services, Inc., Morningstar, Inc., S&P 500 Index, Russell 2000 Index, EAFE Index, the Dow Jones Industrial Average, CDA/Wiesenberger Investment Companies Service, Mutual Fund Values Mutual Fund Forecaster, Mutual Fund Investing and other industry publications.

DIVIDENDS, DISTRIBUTIONS AND TAXES

          The Adviser believes that the Fund qualified as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), for the fiscal period ended August 31, 2000. The Fund intends to continue to so qualify if such qualification is in the best interests of its shareholders. To qualify as a regulated investment company, the Fund must pay out to its shareholders at least 90% of its net income (consisting of net investment income and net short-term capital gain), and must meet certain asset diversification and other requirements. Qualification as a regulated investment company relieves the Fund from any liability for federal income taxes to the extent its earnings are distributed in accordance with the applicable provisions of the Code. If the Fund did not qualify as a regulated investment company, it would be treated for tax purposes as an ordinary corporation subject to federal income tax. The term "regulated investment company" does not imply the supervision of management or investment practices or policies by any government agency.

          Any dividend or distribution paid shortly after an investor's purchase may have the effect of reducing the aggregate net asset value of his or her shares below the cost of investment. Such a distribution would be a return on investment in an economic sense although taxable as stated in the Prospectus. In addition, if a shareholder holds shares for six months or less and has received a capital gain dividend with respect to such shares, any loss incurred on the sale of such shares will be treated as a long-term capital loss to the extent of the capital gain dividend received.

          In general, dividends (other than capital gain dividends) paid by the Fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the Fund's income consists of dividends paid by U.S. corporations on shares that have been held by the Fund for at least 46 days during the 90-day period commencing 45 days before the shares become ex-dividend. In order to claim the dividends received deduction, the investor must have held Fund shares for at least 46 days during the 90-day period commencing 45 days before the Fund shares become ex-dividend. Additional restrictions on an investor's ability to claim the dividends received deduction may apply.

           Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses. However, a portion of the gain or loss realized from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial futures and options, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Code. Finally, all or a portion of the gain realized from engaging in "conversion transactions" may be treated as ordinary income under Section 1258. "Conversion transactions" are defined to include certain forward, futures, option and "straddle" transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future.

           Under Section 1256 of the Code, any gain or loss realized by the Fund from certain financial futures and options transactions (other than those taxed under Section 988 of the Code) will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. Gain or loss will arise upon the exercise or lapse of such futures and options as well as from closing transactions. In addition, any such futures or options remaining unexercised at the end of the Fund's taxable year will be treated as sold for their then fair market value, resulting in additional gain or loss to the Fund characterized as described above.

           Offsetting positions held by the Fund involving financial futures and options may constitute "straddles." Straddles are defined to include "offsetting positions" in actively traded personal property. The tax treatment of straddles is governed by Sections 1092 and 1258 of the Code, which, in certain circumstances, override or modify the provisions of Sections 988 and 1256 of the Code. If the Fund was treated as entering into straddles by reason of its futures or options transactions, such straddles could be characterized as "mixed straddles" if the futures or options transactions comprising such straddles were governed by Section 1256. The Fund may make one or more elections with respect to "mixed straddles." Depending upon which election is made, if any, the results to the Fund may differ. If no election is made, to the extent the straddle rules apply to positions established by the Fund, losses realized by the Fund will be deferred to the extent of unrealized gain in any offsetting positions. Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gain on straddle positions may be treated as short-term capital gain or ordinary income.

          If the Fund either (1) holds an appreciated financial position with respect to stock, certain debt obligations, or partnership interests ("appreciated financial position") and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") respecting the same or substantially identical property the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund enters into the financial position or acquires the property, respectively.

           Investment by the Fund in securities issued or acquired at a discount, or providing for deferred interest or for payment of interest in the form of additional obligations could under special tax rules affect the amount, timing and character of distributions to shareholders by causing the Fund to recognize income prior to the receipt of cash payments. For example, the Fund could be required to accrue a portion of the discount (or deemed discount) at which the securities were issued each year and to distribute such income in order to maintain its qualifications as a regulated investment company. In such case, the Fund may have to dispose of securities which it might otherwise have continued to hold in order to generate cash to satisfy these distribution requirements.

PORTFOLIO TRANSACTIONS

          The Adviser is responsible for the selection of brokers to effect securities transactions and the negotiation of brokerage commissions, if any. Purchases and sale of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Transactions are allocated to various dealers by the Fund's investment personnel in their best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected to act on an agency basis for research, statistical or other services to enable the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such services may include, without limitation, providing research and related products (including news and quotation equipment), financial publications and expenses for research-related travel for visiting companies and meeting with companies' managements, other means of obtaining investment information, due diligence, outside appraisers and industry conference fees. The allocation of brokerage transactions also may take into account a broker's sales of Fund shares.

          To the extent research services are furnished by brokers through which the Fund effects securities transactions, the Adviser may use such information in advising other funds or accounts it advises and, conversely, to the extent research services are furnished to the Adviser by brokers in connection with other funds or accounts the Adviser advises, the Adviser also may use such information in advising the Fund. Although it is not possible to place a dollar value on these services, if they are provided, it is the opinion of the Adviser that the receipt and study of any such services should not reduce the overall expenses of its research department.

          The overall reasonableness of brokerage commissions paid is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. The Fund may pay commission rates in excess of those another broker or dealer would have charged for effecting the same transaction, if the Adviser determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided.

          When transactions are executed in the over-the-counter market, the Adviser will deal with the primary market makers unless a more favorable price or execution otherwise is obtainable.

          For the 11 month fiscal period ended July 31, 2000, the Fund paid $648,000 in brokerage commissions, gross spreads and concessions on principal transactions, none of which was paid to a broker for brokerage or research services. During the fiscal period, the Fund did not own any securities of its regular broker-dealers or their parents.

INFORMATION ABOUT THE COMPANY AND THE FUND

          Each share has one vote and shareholders will vote in the aggregate, except as otherwise required by law. Each share, when issued and paid for in accordance with the terms of the offering, is fully paid and non-assessable. Shares have no preemptive, conversion or subscription rights and are freely transferable.

           Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of a Massachusetts business trust. However, the Company's Agreement and Declaration of Trust ("Trust Agreement") disclaims shareholder liability for acts or obligations of the Company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Company or a Board member. The Trust Agreement provides for indemnification from the Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by the Fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the Fund. The Company intends to conduct its operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

           Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Company to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of Board members or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Company to hold a special meeting of shareholders for purposes of removing a Board member from office. Shareholders may remove a Board member by the affirmative vote of two-thirds of the Company's outstanding voting shares. In addition, the Company's Board will call a meeting of shareholders for the purpose of electing Board members if, at any time, less than a majority of the Board members then holding office have been elected by shareholders.

          The Company is a "series fund," which is a mutual fund divided into separate portfolios, each of which is treated as a separate entity for certain matters under the 1940 Act and for other purposes. A shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. For certain matters shareholders vote together as a group; as to others they vote separately by portfolio. From time to time, other portfolios may be established and sold pursuant to other offering documents.

          Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise, to the holders of the outstanding voting securities of an investment company, such as the Company, will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. However, the Rule exempts the election of board members from the separate voting requirements of the Rule.

          To date, five series have been authorized. All consideration received by the Company for shares of one of the series, and all assets in which such consideration is invested, belong to that series (subject only to the rights of creditors of the Company) and will be subject to the liabilities related thereto. The income attributable to, and expenses of, one series are treated separately from those of the other series. The Fund also has the ability to create, from time to time, new series without shareholder approval.

          The Fund will post its annual and semi-annual financial statements on the MetaMarkets.com Website and e-mail notice of such postings to all its shareholders.

          As of November 1, 2000, the following shareholders were known to own of record 5% or more of the Fund's shares:

                                                 Percentage of Total Fund Shares
Name and Address                                        Outstanding

Charles Schwab & Co Inc.
Special Custody Account Of Customers
101 Montgomery Street
San Francisco, California  94104                         11.99%

National Investor Services Corp.
For The Exclusive Benefit
Of Our Customers
55 Water Street, 32nd Floor
New York, New York  10041                                 6.24%

James D. Sansbury
Maureen E. Sansbury
25 Tagus Court
Portola Valley, California  94028                         5.76%

Barry J. Small
145 Mason Street
Greenwich, Connecticut  06830                             5.72%

COUNSEL AND INDEPENDENT AUDITORS

           Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, as counsel for the Company, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the Prospectus.

           PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, California 94105-2119, independent accountants, have been selected as the Fund's independent auditors.

APPENDIX

Rating Categories

           Description of certain ratings assigned by Standard & Poor's Ratings Services ("S&P"), Moody's Investors Service ("Moody's") and Fitch IBCA, Duff & Phelps ("Fitch"):

S&P

Long-term

AAA
An obligation rated 'AAA' has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C
Obligations rated 'BB', 'B', 'CCC', 'CC', and 'C' are regarded as having significant speculative characteristics. 'BB' indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated 'B' is more vulnerable to nonpayment than obligations rated 'BB', but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated 'CCC' is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated 'CC' is currently highly vulnerable to nonpayment.

C
A subordinated debt or preferred stock obligation rated 'C' is currently highly vulnerable to nonpayment. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A 'C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

r
The symbol 'r' is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk—such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R.
The designation 'N.R.' indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Note: The ratings from 'AA' to 'CCC' may be modified by the addition of a plus (+) or minus (-) sign designation to show relative standing within the major rating categories.

Short-term

A-1
A short-term obligation rated 'A-1' is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are given a plus sign (+) designation. This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet is financial commitment on the obligation.

C
A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Moody's

Long-term

Aaa
Bonds rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa
Bonds rated 'Aa' are judged to be of high quality by all standards. Together with the 'Aaa' group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in 'Aaa' securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the 'Aaa' securities.

A
Bonds rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa
Bonds rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba
Bonds rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B
Bonds rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa
Bonds rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca
Bonds rated 'Ca' represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C
Bonds rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from 'Aa' through 'Caa'. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Prime rating system (short-term)

Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

Leading market positions in well-established industries.

High rates of return on funds employed.

Conservative capitalization structure with moderate reliance on debt and ample asset protection.

Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Fitch

Long-term investment grade

AAA
Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Long-term speculative grade

BB
Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B
Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. 'CC' ratings indicate that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. 'DD' ratings indicate potential recoveries in the range of 50% - 90% and 'D' the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect of repaying all obligations.

Short-term

A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1
Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2
Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3
Fair credit quality. The capacity for timely payment of financial commitment is adequate; however, near-term adverse changes could result in a reduction non-investment grade.

B
Speculative. Minimal capacity for timely payment of financial commitments plus vulnerability to near-term adverse changes in financial and economic conditions.

C
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D
Default. Denotes actual or imminent payment default.

'NR' indicates that Fitch does not rate the issuer or issue in question.

Notes to long-term and short-term ratings: A plus (+) or minus (-) sign designation may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, to categories below 'CCC', or to short-term ratings other than 'F1.'